Exhibit 10.12

MAXIMUM MORTGAGE CONTRACT

(Summary)

This MAXIMUM MORTGAGE CONTRACT (最高额抵押合同) (the “Contract”, No.), is entered into as of June 24, 2022 by and between Zhejiang Youba Technology Co., Ltd. (the “Mortgagor”), a company incorporated in the PRC, and Zhejiang Hangzhou Yuhang Rural Commercial Bank Co., Ltd. Linping Sub-branch (浙江杭州余杭农村商业银行股份有限公司临平支行) (the “Mortgagee”), a local commercial bank in China.

1.	MORTGAGE TERM, AMOUNT AND METHOD

To fully protect the creditor's rights under the Enterprise Revolving Loan Contract (No.) between the Mortgagor and the Mortgagee, the Mortgagor provides mortgage security for its loan within the Credit Limit of RMB7,000,00 during the Term from June 24 2022 to June 23 2027.

2.	COLLATERAL

The Mortgagor's pledge of real estate held by the Mortgagor as collateral (the “Collateral”), which is located at Room 302, Unit 1, Building 4, Kerry Center, Hangzhou, Zhejiang, with the Real Estate Certificate Code of 浙（2022）杭州市不动产权第号. The value of the Collaterals is RMB13.5 million.

3.	OTHER COMMITMENTS

To fully protect the creditor's rights of the Mortgagee, the Credit Limit secured by the Collateral shall be RMB13,500,000;

The Mortgagor covenants that the Collateral is not leased before the execution of the Contract;

The Term of the loan secured by this Contract shall be from June 24 2022 to June 23 2027.

Mortgagor: Zhejiang Youba Technology Co., Ltd.

(Signature of Representative)

(Seal)

Mortgagee: Zhejiang Hangzhou Yuhang Rural Commercial Bank Co., Ltd. Linping Sub-branch

(Signature of Representative)

(Seal)

Date: June 24, 2022

MAXIMUM MORTGAGE CONTRACT

(Summary)

This MAXIMUM MORTGAGE CONTRACT (最高额抵押合同) (the “Contract”, No.), is entered into as of September 8, 2022 by and between Zhejiang Youba Technology Co., Ltd. (the “Mortgagor”), a company incorporated in the PRC, and Zhejiang Hangzhou Yuhang Rural Commercial Bank Co., Ltd. Linping Sub-branch (浙江杭州余杭农村商业银行股份有限公司临平支行) (the “Mortgagee”), a local commercial bank in China.

1.	MORTGAGE TERM, AMOUNT AND METHOD

To fully protect the creditor's rights under the Enterprise Revolving Loan Contract (No. ) between the Mortgagor and the Mortgagee, the Mortgagor provides mortgage security for its loan within the Credit Limit of RMB5,200,00 during the Term from September 8 2022 to September 7 2027.

2.	COLLATERAL

The Mortgagor's pledge of real estate held by the Mortgagor as collateral (the “Collateral”), which is located at Room 302, Unit 1, Building 4, Kerry Center, Hangzhou, Zhejiang, with the Real Estate Certificate Code of 浙（2022）杭州市不动产权第号. The value of the Collateral is RMB13.5 million.

3.	OTHER COMMITMENTS

To fully protect the creditor's rights of the Mortgagee, the Credit Limit secured by the Collateral shall be RMB13,500,000;

The Mortgagor covenants that the Collateral is not leased before the execution of the Contract;

The Term of the loan secured by this Contract shall be from September 8, 2022 to September 7, 2027.

Mortgagor: Zhejiang Youba Technology Co., Ltd.

(Signature of Representative)

(Seal)

Mortgagee: Zhejiang Hangzhou Yuhang Rural Commercial Bank Co., Ltd. Linping Sub-branch

(Signature of Representative)

(Seal)

Date: September 8, 2022